UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 18, 2005

ANGELCITI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30213	52-2043569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9000 SHERIDAN STREET, SUITE 7, PEMBROKE PINES, FL 33024

(Address of Principal Executive Office) (Zip Code)

800-908-9574

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Angelciti Entertainment, Inc. has approved an official Code of Ethics effective February 8, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit

No.

Description

99.1

Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANGELCITI ENTERTAINMENT, INC.

By:	/s/ GEORGE GUTIERREZ
George Gutierrez President

Date:  February 18, 2005

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